Exhibit 99.2

FIRST FOUNDATION INC. | INVESTOR PRESENTATION July 2024

Safe Harbor Statement 1 This report includes forward-looking statements within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "outlook," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." The forward-looking statements in this report are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this report and could cause us to make changes to our future plans. Those risks and uncertainties include, but are not limited to, the risk of incurring credit losses, which is an inherent risk of the banking business; the quality and quantity of our deposits; adverse developments in the financial services industry generally such as bank failures and any related impact on depositor behavior or investor sentiment; risks related to the sufficiency of liquidity; the risk that we will not be able to maintain growth at historic rates or at all; the performance of loans currently on deferral following the expiration of the respective deferral periods ; the risk that we will not be able to access the securitization market on favorable terms or at all; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; risks associated with changes in interest rates, which could adversely affect our interest income, interest rate margins, and the value of our interest-earning assets, and therefore, our future operating results; the risk that the performance of our investment management business or of the equity and bond markets could lead clients to move their funds from or close their investment accounts with us, which would reduce our assets under management and adversely affect our operating results; negative impacts of news or analyst reports about us or the financial services industry; the impacts of inflation on us and our customers; results of examinations by regulatory authorities and the possibility that such regulatory authorities may, among other things, limit our business activities or our ability to pay dividends, or impose fines, penalties or sanctions; the risk that we may be unable or that our board of directors may determine that it is inadvisable to pay future dividends at historic levels or at all; risks associated with changes in income tax laws and regulations; and risks associated with seeking new client relationships and maintaining existing client relationships. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this report to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this report, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this report or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NYSE rules. Important Information and Where You Can Find It This communication may be deemed to be solicitation material in respect of the stockholder approvals necessary to approve an amendment to the Company’s certificate of incorporation to increase authorized shares and the issuance of shares that is 20% or more of the total voting power of the Company’s securities in accordance with New York Stock Exchange rules (the “Requisite Stockholder Approvals”). In connection with the Requisite Stockholder Approvals, First Foundation will file with the SEC a preliminary proxy statement and a definitive proxy statement, which will be sent to the stockholders of First Foundation, seeking certain approvals related to the issuances of shares of common stock issued under each investment agreement and to be issued upon the conversion of shares of the preferred stock issued under the investment agreements. INVESTORS AND SECURITY HOLDERS OF FIRST FOUNDATION AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST FOUNDATION AND THE TRANSACTION. Investors and security holders will be able to obtain a free copy of the proxy statement, as well as other relevant documents filed with the SEC containing information about First Foundation, without charge, at the SEC's website (http://www.sec.gov). Copies of documents filed with the SEC by First Foundation can also be obtained, without charge, by directing a request to Investor Relations, First Foundation Inc., 18101 Von Karman Ave., Suite 750, Irvine, CA. 92612 or by telephone +1 (949) 476-0300. Participants in the Solicitation of Proxies in Connection with Proposed Transaction First Foundation and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the Requisite Stockholder Approvals under the rules of the SEC. Information regarding First Foundation 's directors and executive officers is available in its definitive proxy statement for its 2023 annual stockholders meeting, which was filed with the SEC on April 18, 2024, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph. Not an Offer of Securities The information in this communication is for informational purposes only and shall not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. The securities that are the subject of the private placement have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used when management believes them to be helpful in understanding the Company's results of operations or financial position. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Key Messages 2 First Foundation Inc. Announces $228M Equity Investment Anchored by Fortress Investment Group, Canyon Partners, Strategic Value Bank Partners and North Reef Capital Among Other Investors 1 New Investors to Join a Reconstituted Board(1) Totaling 9 Board Members. New Members to Include: ➢ Simone Lagomarsino, Former CEO of Luther Burbank, Former Chair of the Board of Directors of Federal Home Loan Bank of San Francisco ➢ Henchy Enden, Fortress Investment Group ➢ Sam Edelson, Designated by Canyon Partners ➢ Ben Mackovak, Strategic Value Bank Partners 2 This Strategic Investment Reinforces First Foundation’s Ability to: ➢ Increase Allowance for Credit Losses (ACL) ➢ Reduce Multi-family Concentrations Over Time ➢ Grow the Bank Further Across California, Texas and Florida, Specifically Focusing on C&I Opportunities 4 Planned Strategic Actions will be Designed to Materially Strengthen Earnings and Drive Profitability for the Bank 5 The New Investors Spent Several Months under NDA Performing In-Depth Due Diligence Across All Asset Classes on the Balance Sheet with Unfettered Access to First Foundation’s Management. Third Party Due Diligence Firms Were also Hired to Support the New Investors in their Due Diligence Process 3 Note 1: The Investors are seeking regulatory approval for board representation at First Foundation Inc.

Offering Summary 3 Issuer First Foundation Inc. Deal Size $228.0 Million(1) Common Issue Price $4.10 Warrants Strike Price Premium: 25% Coverage: 40% Term: 7 Years Securities Offered Common Stock: 11,308,676 Series A Convertible Non-Voting Preferred Stock: 29,811 (2) Series B Convertible Non-Voting Preferred Stock: 14,490 (2) Pro Forma Tangible Book Value per Share $10.15 Lock-Up Provision 180 days Lead Investors $115M from Fortress Investment Group; $46M from Canyon Partners; $22M from Strategic Value Bank Partners; and $22M from North Reef Capital Governance(3) 2 Board members from Fortress Investment Group(4); 1 Board member from Canyon Partners; and 1 Board member from Strategic Value Bank Partners; the Board will be reduced to 9 members(4) Regulatory Approval No regulatory approvals required for closing (expected to close on July 8th, 2024) Exclusive Financial Advisor Jefferies LLC Note 1: Amount is invested by lead investors and other institutional investors. Note 2: 1 preferred share – 1,000 common shares basis. Note 3: The Investors are seeking regulatory approval for board representation at First Foundation Inc. Note 4: One Fortress board member to be seated (Henchy Enden) at close with an additional board member seated at Fortress’ option in the future, resulting in total 10 board members.

Five-Point Strategic Plan for Additional Capital 4 1 Strengthen the ACL Position of the Bank 3 Evaluate Lower Yielding Multifamily Loans for Sale to Accelerate Earnings Growth 2 Reduce Multi-family Concentration Over Time Further Invest in Our Core Businesses and Enhance Focus on C&I Growth Across California, Texas and Florida 5 4 Continue to Support and Grow First Foundation Advisors (FFA) Significant Focus on Creating Long-term Shareholder Value

New Capital Significantly Improves Pro-forma Regulatory Ratios 5 Current Capital Ratios + $228.0 Million Equity Raise Note: The capital raise takes the form of noncumulative perpetual preferred securities to be converted or exchanged into common stock upon the receipt of certain governmental and shareholder approvals. Prior to their conversion or exchange into common stock, the noncumulative perpetual preferred securities will be considered additional Tier 1 capital for regulatory purposes. Upon their conversion or exchange into common, the capital will be considered common equity Tier 1 capital. Data shown on this slide assumes a full conversion of the convertible preferred securities. Note: Pro-forma capital ratios reflect 1Q’24 numbers post equity raise excluding one-time transaction costs. Capital Ratios Current (1Q'24) Pro-forma for Equity Raise CET1 10.2% 12.6% Tier 1 10.2% 12.6% Total Risk Based Capital Ratio 12.5% 14.9% Leverage Ratio 7.0% 8.5% TCE / TA 6.8% 8.3% CRE / RBC 519% 436%

First Foundation Today Note: Data as of March 31, 2024. 6 $5.5 Billion in Assets Under Management $13.6 Billion in COMPANY Bank Assets Five States: CA, TX, NV, HI, and FL 558 Employees, 31 Branch/Office Locations $1.2 Billion in Trust Assets Under Advisement Scale with a proven business model TRUST SERVICES PERSONAL BANKING PRIVATE BANKING BUSINESS BANKING PRIVATE WEALTH MANAGEMENT CORE BUSINESSES Complementary services TARGET CLIENTS High Net Worth Individuals Multi-generational Families Corporate Executives Nonprofits Focus on providing exceptional service Business Owners Real Estate Investors Small And Medium Businesses HOAs, MSRs, 1031 Exchanges, Title and Escrow Companies Local Municipalities

Presence in Fast Growing and Attractive Markets

Strong Regional Presence

- Headquartered in Dallas, TX, First Foundation has **31** branch/office locations in five states: CA, TX, NV, HI, and FL
- First Foundation's loan portfolio is primarily concentrated within the branch footprint; **72%** of total loans in CA, **9%** in FL, **4%** in TX, **1%** in NV, and **14%** in other
- Expansion focused on attractive markets with positive demographic trends and business friendly environments

Our Approach Within Attractive Markets

Three-pronged approach to market entry and presence:

- Grow presence in business friendly and expanding markets
  - Dallas-Fort Worth Metroplex, TX
  - Naples-Marco Island, FL

Significant new opportunities for entire suite of services

- Maintain a strong presence in mature and affluent markets
  - West Los Angeles and Pasadena, CA
  - Palos Verdes and the South Bay, CA
  - Orange County, CA
  - San Diego, CA
  - Indian Wells and Palm Springs, CA
  - San Francisco, CA
  - Sacramento, CA
  - Las Vegas, NV
  - Honolulu, HI

Provide excellent customer service and deepen relationships

- Obtain market share in secondary and stable markets[4]
  - Lucerne Valley: **100%**
  - Running Springs: **100%**
  - Big Bear Lake: **30.9%**
  - El Centro: **6.1%**
  - Auburn: **3.5%**

Focus on deposits as the bank of choice in local region

Strong Presence in Fast Growing MSAs



NEVADA
CALIFORNIA
LAS VEGAS
DALLAS - HQ
PLANO
TEXAS
FLORIDA
TAMPA
HAWAI'I
MARCO ISLAND

Located in Expanding and Affluent Markets

- Average household income of **$86k** versus overall U.S. average of **$67k**[1]

Outsized population growth in markets with large market share[1] [2]

- Riverside-San Bernardino-Ontario, CA: **1.5%**
- Sacramento-Roseville-Folsom, CA: **3.6%**
- Las Vegas-Henderson-Paradise, NV: **4.4%**

Exceptional historical and projected population growth in newly-entered markets[1]

- Dallas-Fort Worth-Arlington, TX (Historical): **7.3%**[2]
- Dallas-Fort Worth-Arlington, TX (Projected): **5.1%**[3]
- Naples-Marco Island, FL (Historical): **6.4%**[2]
- Naples-Marco Island, FL (Projected): **7.4%**[3]

Source: S&P Capital IQ Pro, Claritas LLC, FDIC, Company reports.
Note 1: As of April 2024.
Note 2: 2020 – 2024 Change.
Note 3: 2024 – 2029 Change; 5 year projected based on company management estimates
Note 4: As of latest FDIC branch report dated September 2023.

7

$2,257 $2,886 $5,342 $5,228 $5,221 $1 ,354 $2,144 $3,468 $3,258 $3,216 $806 $934 $1 ,016 $951 $930 $31 2 $7 63 $7 20 $586 $607 $56 $1 56 $1 59 $1 37 $96 $505 $51 4 $1 7 $1 7 $1 6 $5,309 $7,408 $10,726 $10,178 $10,086 2020Y 2021Y 2022Y 2023Y 1Q'24 Multifamily Commercial Business Single-Family CRE Investment Land & Construction Consumer Other California, $7,266 , 72% Florida, $863 , 9% Texas, $400 , 4% Nevada, $111 , 1% Hawaii, $39 , 0% Other, $1,407 , 14% Multifamily, $5,221 , 52% Commercial Business, $3,216 , 32% Single-Family, $930 , 9 % CRE Inv estment, $607 , 6 % Land & Construction, $96 , 1 % Consumer, $1 , 0 % Other, $16 , 0 % New Capital Provides Flexibility to Rebalance Multi-family Concentration 8 Source: Company reports. Note 1: Commercial Business asset class includes C&I and Commercial Owner Occupied CRE Loans. Note 2: Increase in assets reflects closing of an acquisition. Note 3: 9.8% of the $10,086M loans is CRE excluding Multifamily and Land and Construction. Loan Portfolio Highlights – 1Q ’24 Increased Loan Balances ($M) – Since 2020 Loan Portfolio by Asset Class – 1Q ’24 Loan Portfolio by State – 1Q ’24 ➢ $6.2B or 61% of loan portfolio consists of real estate loans secured by residential properties ➢ Average LTV ratios for multifamily and single-family residential loans were 54.8% and 54.0%, respectively ➢ $991M or 9.8% of loan portfolio consisted of loans secured by commercial real estate properties (excluding multifamily) ➢ Average LTV ratio of 46.8% for non-owner occupied CRE portfolio ➢ Loan portfolio is largely concentrated (86%) in geographic markets in which First Foundation operates: California, Florida, Texas, and Nevada 3.85% 4.05% 4.66% 4.70% Yield on Loans ($ in millions) $10,086 Total Loans ($ in millions) $10,086 Total Loans (3) (1) Diversification by asset class and geography/state (3) (1) 4.06% ($ in millions) (2)

Diversified and Significantly Insured Deposit Base 9 By Segment – 1Q ’24 Insured and Collateralized Deposits– 1Q ’24 ($ in millions) $10,639 Total Deposits ($ in millions) $10,639 Total Deposits Source: Company Reports, S&P Capital IQ Pro. Uninsured and Uncollateralized , $1 ,603 , 1 5% Insured and Collateralized , $9,086 , 85% Noninterest-Bearing Demand, $1 ,828 , 17% Interest-Bearing Demand, $2,785 , 26% Money Market & Sav ings, $3,309 , 31% Certificates of Deposits, $2,717 , 26%